Summary Prospectus
January 28, 2013

Baron Fifth Avenue Growth Fund

Retail Shares : BFTHX

Institutional Shares : BFTIX

Baron Investment Funds Trust

BARON FUNDS®

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's prospectus and statement of additional information, dated 1/28/13, are incorporated by reference into this summary prospectus.

Baron Fifth Avenue Growth Fund

Investment Goal

The investment goal of Baron Fifth Avenue Growth Fund (the “Fund”) is capital appreciation through investments primarily in securities of large-sized growth companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers		Total Annual Fund Operating Expenses After Expense Waivers[2]
BARON FIFTH AVENUE GROWTH FUND[1]
Retail Shares	0.90%	0.25%	0.40%	1.55%	(0.25%	)	1.30%
Institutional Shares	0.90%	0.00%	0.36%	1.26%	(0.21%	)	1.05%

[1]	Estimated based on the fiscal year ended September 30, 2012.
[2]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.30% of average daily net assets of Retail Shares and 1.05% of average daily net assets of Institutional Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same at 1.30% for the Retail Shares and 1.05% for the Institutional Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$132	$412	$713	$1,568
Institutional Shares	$107	$334	$579	$1,283

1	www.BaronFunds.com

Baron Fifth Avenue Growth Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2012, the Fund’s portfolio turnover rate was 79.07% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities in the form of common stock of large-sized growth companies with market capitalizations of more than $5 billion at the time of purchase selected for their capital appreciation potential. The Fund seeks to purchase securities that the Adviser expects could increase in value 100% within five years. The Adviser selects securities that it believes have favorable price-to-value characteristics, are well managed, have significant long term growth prospects and have significant barriers to competition. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund’s investment goals.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund

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Baron Fifth Avenue Growth Fund

will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	03/31/12: 22.69%
Worst Quarter:	12/31/08: (25.16%)

Average Annual Total Returns (for periods ended 12/31/12)

The table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2012. The table also shows the average annual returns of the Fund’s Institutional Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

3	www.BaronFunds.com

Baron Fifth Avenue Growth Fund

Average Annual Total Returns for the periods ended December 31, 2012

	1 year	5 years	10 years	Since Inception
BARON FIFTH AVENUE GROWTH FUND
Retail Shares (Inception date: 04-30-04)
Return before taxes	20.85%	0.84%	N/A	4.33%
Return after taxes on distributions	20.85%	0.52%	N/A	3.99%
Return after taxes on distributions and sale of Fund shares	13.56%	0.60%	N/A	3.69%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	21.20%	1.02%	N/A	4.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	N/A	5.12%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	N/A	5.56%

*	Performance of the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares did not reflect this fee, the returns would be higher.

The S&P 500 Index is an unmanaged index of larger-cap companies. The Russell 1000® Growth Index is an unmanaged index of larger-cap growth companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Alex Umansky has been the portfolio manager of the Fund since November 1, 2011.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Subsequent Investments
Retail Shares	$2,000	No Minimum

Baron Automatic Investment Plan	$500	$50 per month

Baron Funds® website purchases	$2,000	$10

Institutional Shares	$1,000,000	No Minimum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	Up to $25,000

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Notes

Notes

JAN13